Exhibit 10.1
Execution Version
SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of January 14, 2019, is among Northern Oil and Gas, Inc., a Delaware corporation (the “Borrower”), each of the Lenders party hereto and Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
A. The Borrower, the Administrative Agent and the Lenders are party to that certain Amended and Restated Credit Agreement dated as of October 5, 2018, as amended by the First Amendment dated as of December 31, 2018 (as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B. The Borrower has requested, and the Administrative Agent and the Lenders party hereto have agreed to, amend Section 9.16 of the Credit Agreement as more fully set forth herein.
C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement after giving effect to this Amendment. Unless otherwise indicated, all references to sections in this Amendment refer to sections in the Credit Agreement as amended by this Amendment.
Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended effective as of the Second Amendment Effective Date (as defined below) by added the following new Section 9.16(e) as follows:
(e) For purposes of entering into or maintaining Swap Agreement trades or transactions under Section 9.16(a) and Section 9.16(c), forecasts of reasonably anticipated production from the Credit Parties’ proved Oil and Gas Properties as set forth on the most recent Reserve Report delivered pursuant to the terms of this Agreement shall be revised to account for any increase or decrease therein anticipated based on information obtained by the Credit Parties and delivered to the Technical Agents subsequent to the publication of such Reserve Report, including the Credit Parties’ internal forecasts of production decline rates for existing wells and additions to or deletions from anticipated future production from new wells, completed acquisitions coming on stream or failing to come on stream and Dispositions of Oil and Gas Properties; provided that (A) any such supplemental information shall be in form and detail reasonably satisfactory to the Technical Agents and (B) if any such supplemental information is delivered, such information shall be presented on a net basis (i.e., it shall take into account both increases and decreases in anticipated production subsequent to publication of the most recent Reserve Report).

Section 3. Conditions Precedent. This Amendment shall become effective on the date, when each of the following conditions is satisfied (the “Second Amendment Effective Date”):
3.1 The Administrative Agent shall have executed and received from Majority Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of each such Person.
3.2 Immediately after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.
Section 4. Miscellaneous.
4.1 Confirmation. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Second Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.
4.2 Representations and Warranties. The Borrower hereby (a) acknowledges and consents to the terms of this Amendment and (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document and agrees that each Loan Document remains in full force and effect as expressly amended, restated, supplemented or otherwise modified hereby or otherwise in connection with a delivery made herewith and (c) represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document are true and correct in all material respects, except that (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date and (B) to the extent any such representation and warranty is qualified by materiality, such representation and warranty (as so qualified) is true and correct in all respects and (ii) no Default or Event of Default has occurred and is continuing.
4.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, facsimile or other electronic means (e.g., .pdf) shall be effective as delivery of a manually executed counterpart hereof.
4.4 No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
4.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO ANY OTHER CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.
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4.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby in accordance with Section 12.03 of the Credit Agreement.
4.7 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
4.9 Miscellaneous. Section 12.09(b), (c) and (d) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

BORROWER:	NORTHERN OIL AND GAS, INC. By: /s/ Nicholas O’Grady Name: Nicholas O’Grady Title: Chief Financial Officer

Signature Page to Second Amendment to Credit Agreement
Northern Oil and Gas, Inc.

ROYAL BANK OF CANADA, as Administrative Agent By: /s/ Rodica Dutka Name: Rodica Dutka Title: Manager, Agency Services Group

Signature Page to Second Amendment to Credit Agreement
Northern Oil and Gas, Inc.

ROYAL BANK OF CANADA, as Issuing Bank and a Lender By: /s/ Don J. McKinnerney Name: Don J. McKinnerney Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement
Northern Oil and Gas, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Sarah Thomas Name: Sarah Thomas Title: Director

Signature Page to Second Amendment to Credit Agreement
Northern Oil and Gas, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION as a Lender By: /s/ Scott Machey Name: Scott Machey Title: Director

Signature Page to Second Amendment to Credit Agreement
Northern Oil and Gas, Inc.

ABN AMRO CAPITAL USA LLC, as a Lender By: /s/ Beth Johnson Name: Beth Johnson Title: Executive Director By: /s/ Darrell Holley Name: Darrell Holley Title: Managing Director

Signature Page to Second Amendment to Credit Agreement
Northern Oil and Gas, Inc.

CADENCE BANK, N.A., as a Lender By: /s/ Anthony Blanco Name: Anthony Blanco Title: SVP

Signature Page to Second Amendment to Credit Agreement
Northern Oil and Gas, Inc.

CATHAY BANK, as a Lender By: /s/ Stephen V Bacala II Name: Stephen V Bacala II Title: Vice President

Signature Page to Second Amendment to Credit Agreement
Northern Oil and Gas, Inc.

MORGAN STANLEY BANK, N.A., as a Lender By: /s/ Jack Kuhns Name: Jack Kuhns Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement
Northern Oil and Gas, Inc.

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender By: /s/ Jamie Minieri Name: Jamie Minieri Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement
Northern Oil and Gas, Inc.